UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       +Date of Report (Date of earliest event reported): February 26, 2007
                                                          ------------------

                                POWERLINX, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                33-55254-26                    50-0006815
--------------------------------------------------------------------------------
(State or Other Jurisdiction   (Commission File             (I.R.S. Employer
       of Incorporation)            Number)              Identification Number)


         10901 - A Roosevelt Blvd., Suite 200, St. Petersburg, FL      33716
                   (Address of principal executive offices)         (Zip Code)

                                 (727) 866-7440
              (Registrant's telephone number, including area code)


                                   Copies to:
                               Darrin Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of February 26, 2007, Jim Williams resigned as Chairman and member of the board of directors of Powerlinx, Inc. (the "Company"), and Mike Tomlinson, the Company's current Chief Executive Officer and a member of the board of directors, was appointed as Chairman of the board of directors of the Company to fill the vacancy created by the resignation of the prior Chairman and will continue to serve so. Currently, the Company is undertaking efforts to search for a qualified replacement to be appointed to fill the board vacancy created by the resignation of Mr. Williams. For more information on Mike Tomlinson, see the Company's Registration Statement on Form SB-2/A filed with the Securities and Exchange Commission on September 1, 2006.

Item 9.01 -- Financial Statement and Exhibits

(d) None

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 POWERLINX INC.


Dated: February 28, 2007                           By: /s/ Mike Tomlinson
                                                   -----------------------------
                                                   Name: Mike Tomlinson
                                                   Title:Chief Executive Officer